SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

AMENDMENT NO. 1 TO FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 2005

SIGNET INTERNATIONAL HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

205 Worth Avenue, Suite 316

Palm Beach, FL 33480

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

===============================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE MERGER AGREEMENT

On September 8, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement and Share Exchange (the “Agreement”) by and among Signet International Holdings, Inc., a Delaware corporation (“Signet”); Signet Entertainment Corporation (“SIG”) and the shareholders of shareholders of Signet Entertainment Corporation (“Shareholders”) (collectively SIG and the SIG shareholders shall be known as the “SIG Group”), Signet purchased all of the outstanding shares of SIG for a total of 3,421,000 shares of SIG’s common stock to the SIG shareholders. Pursuant to the agreement, SIG became a wholly owned subsidiary of Signet.

ITEM 2.01 COMPLETION OF MERGER OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Signet purchased all of the outstanding shares of SIG for a total of 3,421,000 shares of Signet’s common stock and SIG became a wholly owned subsidiary of Signet.

DESCRIPTION OF BUSINESS

Our wholly owned subsdiary, Signet Entertainment Corporation, was incorporated on October 17, 2003 for the purpose of launching a Gaming and Entertainment Television Network. The network will cover major Poker and Blackjack tournaments as well as other major high stakes casino games. The network will also cover via satellite and cable other major sports events such as Horse racing and selected global events which have a sports and entertainment format. SIG’s largest source of revenue will come from advertising, specifically from various resorts and casinos, liquor and tobacco companies and sporting sites in North and South America, Europe, Asia and Africa. Signet Entertainment will realize income from infomercials and sports and entertainment programming that offer subject matter that are all-encompassing to the network’s format. SIG has been creating future programming which includes “The Television Charity Channel” which will feature regularly scheduled weekly programming.

General

SIG has executed a long-term contract with Mr. Richard Grad, President and CEO of Triple Play Media Management, Inc. and with Mr. C Haifley, President and Chief Operating officer of Big Vision, Incorporated. SIG’s primary endeavor is to financially and administratively support Triple Play’s ready-to-launch, new Television Network. The Triple Play enterprise is exclusively contracted to SIG. Mr. Grad has organized his associates who have logged years of collaborative creating, hosting, producing and directing TV shows, which have afforded them the contacts necessary to contract and retain the professional services of the nation’s foremost experts in specialized methodologies such as digital satellite technology systems. The Triple Play team has designed and coordinated the format for its ready to launch TV Network, “The Gaming & Entertainment Network.”

Triple Play’s programming niche is “gaming.” Presently, there are no channels formatted for the gaming customer whose interest is focused on the vast variety of gaming activities, domestically as well as internationally, including “sports and entertainment.”

The Gaming & Entertainment Network will cover major tournaments, such as the World Series of Poker, the championship Blackjack play-offs, and coverage of the high stakes major table games, especially those from Hong Kong, South America and the Outback of Australia. The activities in the Las Vegas, Reno and Laughlin, Nevada areas, and various Florida venues alone, host high stakes tournaments on a daily basis. Triple Play will produce domestic and international feeds covering thoroughbred and quarter-horse racing; coverage of fluctuation and trends within sports books from selected locations around the world; scheduled hourly updating of betting lines on sporting events; and a remote coverage of all betting sports, to delivering our personal insight and commentary, live from the sites of origination. Handicapping shows will feature the “how-to” of betting, who’s betting, and why.

Triple Play has developed original clinic workshop formats on every type of betting skill in sports and racing events. Program development has been underway to deliver featured stories in the entertainment scene in all of the major gaming communities as well as the gaming industry itself. Triple Play will offer viewer participation through contests, whereby viewers may bet with each other through participating sports books. Through its international downlinks, Triple Play will produce live Simulcast coverage, whereby a viewer in Scotland may secure odds on a game in Spain, while both can watch the action and the results simultaneously in their native language. Updates at the top and bottom of the hour, twenty-four hours a day will provide the viewer with all the information available.

This type of network is unique to the television industry. The Gaming & Entertainment Network is one of a kind. SIG believes that this is truly an untapped market – the only market left in the broadcasting industry to name only a few, capable of producing a tremendous profit generating source of revenues, thanks to the enormous commercial advertising revenue potential realized from just the hotel/casino/travel industry. SIG has estimated that the sales revenues from these industries alone, after the first year, will not only cover operating costs and expenses thereafter, but also, within the next eighteen months, return sufficient revenue to pay for all the initial capital expenditures of the modular trucks and studios, including equipment and the cost of our own satellite.

The sales efforts of the Triple Play marketing team has been approached by two of the largest syndicators who have expressed their eagerness to cooperate in our airing all their college sports events, including the major conference playoffs. These games will be aired in North America to a minimum of twenty million households and to the ninety-eight million households in Europe.

Along with and part of the gaming and sports coverage, Triple Play will offer shows exploring the insights of the hotel and casino business; offer original formatted airing of special events taking place in the hotels and casinos around the world, including profiles of the shows and headliners, their acts and silhouetting behind the scenes action. Triple Play will feature a newly developed format called Dialing for Dollars, Satellite Pay Per View Bingo, (Approved and substantiated with legal opinion by the Federal Communications Commission). Triple Play will exclusively produce the internationally popular, Swimwear Pageants.

The demand for Infomercials airtime is constantly growing along with the telecasting revenues realized. In 2003 the infomercial industry reported a $64.0 Billion business and 2004 is expected to surpass the earlier years’ accomplishments. Infomercial time is currently being sold for an average in excess of $110,000 per tapped half hour unit. Triple Play has selected and accepted three hours (6 units) reserved for each 24-hour period on a basis of a minimum of 50 airings (300) each per year. These Infomercials will be viewed in five continents and most uniquely-in their native language. Triple Play has set aside approximately four hours a day for this format. Infomercials will be critically selected upon quality of production and quality of product and international acceptance. Triple Play has been approached by cigarette and liquor advertisers’ requests as well, for the Company’s consideration to sell commercial time to be aired in the foreign markets.

In addition to the exclusive contract with Triple Play whose primary purpose is creating original programming, distribution and international sales and satellite delivery systems, SIG has also executed a long-term contract with Mr. C. Haifley, Chief Operating Officer of Big Vision, Inc. whose primary purpose is Television production, transmitting and ground crew pick up. Big Vision presently occupies approximately 22,000 square feet in the heart of Las Vegas and offers all TV production amenities required of any variety of television programming. Big Vision is a Las Vegas based video production company with over 12 thousand square feet facility in Burbank, CA serving clients nation wide and abroad. They are best known for their state of the art production mobile facilities that will compliment Triple Play. Their services range from original video production to providing the technical management, professional crewing and equipment for major broadcast series and events. They have recently added the new Avid Symphony Systems and a complete line of High Definition delivery techniques with new cameras, recorders, and monitors; an aggregate estimated cost value in excess of five million dollars.

Like Triple Play, Big Vision is supported by an award winning staff and associates who are considered the most talented and capable individuals in the industry. In turn, these individuals have attracted some of the biggest client names in the business thereby symbolizing Big Vision’s 20 years plus presence. Big Vision’s clientele includes the foremost major TV Networks. The high-profile Television producers are clients who rely on Big Vision to create the magic of Television with the assurance that Big Vision will be on time and on budget.

Advantageously located in heart of the Nation’s entertainment center, Las Vegas, Big Vision enjoys the distinctive opportunity to produce, direct and televise most of the leading events in the sports and entertainment business. These events take place in the Signet footprint set for major professional boxing championship specials via cable Pay Per View which can now include several of those Triple Play intellectual properties created to originate from Las Vegas including international distribution such as the major TV specials and live concert extravaganzas.

The practicality of having Big Vision affiliated with Triple Play assures uninterrupted local programming coverage by Big Vision and at the same time gives Triple Play the flexibility to initiate its broadcast and programming schedules in the European, Asian, North and South American markets. The fiscal advantage to SIG and its shareholders is that the production costs and related expenses incurred by Big Vision and Triple Play is that SIG will be paying on a cost only basis.

The combination of contracting with Triple Play and Big Vision properties will provide SIG the unique opportunity to at once inaugurate not only the infomercial scheduled segments but also the on-going programming operations immediately upon funding.

Launching Our Digital Terrestrial Broadcasting Network

At present there is huge interest in digital television. As we move forward through the twenty-first century, digital television is now considered to be an integral part of the information superhighway that is being built for our millennium. Digital television can deliver vast amounts of information at very low cost to the maximum number of viewers. It can now be fully integrated into completely digital transmission networks, and it can be packaged as never before.

Digital television can deliver more programs than traditional analog television over any transmission medium. Digital information can be manipulated and treated in ways never possible with analog television. It is easy to store digital images on computers and discs and play them continuously over digital networks without signal degradation. Images can be edited and enhanced, compressed and stored, transmitted and printed.

Triple Play will deliver the Nation’s newest, state of the art modular units according to customized plans and schematics just recently completed. The company will operate one of the world’s newest 36 MHz C-band North American and Eutelsat DTH digital platform information systems capable of reaching the widest possible audience in the world.

State of the Art International Delivery Format—HDTV--Two Years In Advance

SIG has negotiated for and received a proposal from the major satellite provider who has committed to hold a 10-year lease as constant and without change in costs for the next twelve months. The amended proposal offers exciting new features that will be provided to Triple Play that will now make available a new delivery system. We will be able to deliver HDTV (High Definition Television) to our customers throughout the world.

Although the industry anticipates that by year-end 2007, all the major Networks will be offering HDTV, we will be equipped and ready to produce our product within 90 days from funding, three years before the Federal Communications Commission mandates. The modern technology is fiercely approaching new and higher limits everyday. We must be fully tooled and capable of riding the new wave. The Triple Play team stands at this cusp with hundreds of years’ experience and daily hands-on knowledge of every new and innovative characteristic indigenous to our business.

Intellectual Properties

The above synopsis highlights formats and production of the Triple Play concepts to be adapted by the Network and is presented herein to merely explain basic ideas and to deliberately avoid those creative and intellectual properties protected by copyrights.

Similarly, the personnel, other than those who are referenced in the Triple Play management section, who will be participating in telecasting, creating and arranging for distribution in the domestic and foreign markets, are not disclosed by name since they are currently in contractual service with other major Networks. These talented men and women are also award- winning contributors in the industry and they stand poised to join the Triple Play team of professionals as soon as funding is in place.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this filing before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. Please note that throughout this prospectus, the words “we”, “our” or “us” refer to the Company and not to the selling stockholders.

We may require additional funds to achieve our current business strategy and our inability to obtain additional financing will inhibit our ability to expand or even maintain our business operations.

We may need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. The financing we need may not be available when needed. Even if this financing is available, it may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing will inhibit our ability to implement our development strategy, and as a result, could require us to diminish or suspend our development strategy and possibly cease our operations.

If we are unable to obtain financing on reasonable terms, we could be forced to delay, scale back or eliminate certain product and service development programs. In addition, such inability to obtain financing on reasonable terms could have a negative effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations, any of which could put your investment dollars at significant risk.

We have a limited operating history that you can use to evaluate us and therefore we may not survive if we meet some of the problems, expenses, difficulties, complications and delays frequently encountered by a start up company.

We were incorporated in Delaware as a blank check company on February 2, 2005. On July 8, 2005 we underwent a change in control and subsequently changed our business plan. On September 8, 2005, we obtained all of the shares of Signet Entertainment Corp., a Florida corporation (“SIG”), from the SIG shareholders in consideration for the issuance of 3,421,000 shares of our common stock to the SIG shareholders. Pursuant to same, SIG became our wholly owned subsidiary. The purpose for this reorganization with SIG was to obtain an operating company which we believed has a successful business plan. Now, through our subsidiary, SIG, we plan to launch a Gaming and Entertainment Television Network.

To date, we have not undertaken any significant operations. Accordingly, you can evaluate our business, and therefore our future prospects, based only on a limited operating history. You must consider our prospects in light of the risks and uncertainties encountered by start up companies. To date, we have completed only part of our business plan. As a start-up company, we can provide no assurances that we will be able to make the necessary steps to achieve profitability in the future, such as expanding our customer base.

We are subject to all the substantial risks inherent in the commencement of a new business enterprise with new management. We can provide no assurance that we will be able to successfully generate revenues, operate profitably, or make any distributions to the holders of our securities. We have a limited business history for you to analyze or to aid you in making an informed judgment as to the merits of an investment in our securities. Any investment in our common stock should be considered a high risk investment because you will be placing funds at risk in an unseasoned start-up company with unforeseen costs, expenses, competition and other problems to which start-up ventures are often subject.

As we have such a limited history of operation, you will be unable to assess our future operating performance or our future financial results or condition by comparing these criteria against our past or present equivalents.

If we are unable to generate significant revenues from our operations, we may be unable to expand our services and may be forced to cease operations.

If we are unable to generate significant revenues from our operations, we could be forced to delay, scale back or eliminate certain services and product development programs. If we fail to generate significant revenues in the future, then we will not able to expand our product line as we anticipate. This failure to expand may hurt our ability to raise additional capital which could have a negative effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations, any of which could put your investment dollars at significant risk.

If we are unable to hire and retain key personnel, then we may not be able to implement our business plan.

We depend on the services of our sole officer and director and our success depends on the continued efforts of such individual to manage our business operations. At the present time, Mr. Letiziano devotes approximately 40 hours per week to the business affairs of the company. The loss of the services of the President could have a negative effect on our business, financial condition and results of operations. In addition, our success in expanding our business operations is largely dependent on our ability to hire highly qualified personnel. In addition, we may lose employees or consultants that we hire due to higher salaries and fees being offered by competitors or other businesses in the industry.

We do not expect to pay dividends and investors should not buy our common stock expecting to receive dividends.

We have not paid any dividends on our common stock in the past, and do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, you will only realize an economic gain on your investment in our common stock if the price appreciates. You should not purchase our common stock expecting to receive cash dividends. Since we do not pay dividends, and if we are not successful in having our shares listed or quoted on any exchange or quotation system, then you may not have any manner to liquidate or receive any payment on your investment. Therefore our failure to pay dividends may cause you to not see any return on your investment even if we are successful in our business operations. In addition, because we do not pay dividends we may have trouble raising additional funds which could affect our ability to expand out business operations.

“Penny Stock” Rules May Make Buying Or Selling Our Common Stock Difficult

Trading in our securities is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker- dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. Broker-dealers who sell penny stocks to certain types of investors are required to comply with the Commission’s regulations concerning the transfer of penny stocks. These regulations require broker- dealers to:

o	Make a suitability determination prior to selling a penny stock to the purchaser;
o	Receive the purchaser’s written consent to the transaction; and
o	Provide certain written disclosures to the purchaser.

These requirements may restrict the ability of broker-dealers to sell our common stock and may affect your ability to resell our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview

We are a developmental stage company that is currently implementing its business plan which upon funding will begin to establish a new television Network. and acquire and /or merge with other like commerce going concerns who may enhance our product and presence in the media communications industry.

No revenues have been generated to date and we expect limited revenues until we raise additional funds and therefore we will continue to operate on a reduced budget until such time. If we are unable to raise additional funds by calendar year end 2006 we may have to limit our operations. Mr. Ernest W. Letiziano, our sole officer, director and principal shareholder, has agreed that he will continue to cover the costs for our operations until additional funds become available. Although we have no commitments for capital, other than verbal assurances from Mr. Letiziano, we may raise additional funds through public offerings of equity, securities convertible into equity or debt, private offerings of securities or debt, or other sources.

To date we have been able to raise additional funds through either debt or equity offerings. However, we anticipate that we may need to raise additional cash. Without this additional cash we may be unable to pursue our plan of operations and commence generating revenue. We believe that we will be able to raise the necessary funds to continue to pursue our business operations. If we can not raise funds in the within the present year, we intend to cease the pursuit of our business plan and actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures.

Capital Resources and Liquidity.

As of December 31, 2005, we had approximately $ 400,000 in cash. Our general and administrative expenses presently average $2,500 .per month.

We have no plans to pay no salaries per month to our sole officer and employee until we are properly funded. We intend to raise additional capital to continue our operations although there is no assurance we will be successful. Currently we have no material commitments to make capital expenditures.

As reflected in the accompanying financial statements, we are in the development stage with no operations. Our ability to continue as a going concern is dependent on our ability to raise additional capital and implement our business plan. The financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

Critical Accounting Policies

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, revenue and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition. We believe our use if estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

Our significant accounting policies are summarized in notes to our financial statements. While all these significant accounting policies impact its financial condition and results of operations, we do not view certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on our consolidated financial statements and require management to use a greater degree of judgment and estimates. Actual results may differ from those estimates. Our management believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would cause effect on our consolidated results of operations, financial position or liquidity for the periods presented in this report.

DESCRIPTION OF PROPERTY

We currently operate our business from our corporate headquarters located at 205 Worth Avenue, Suite 316 Palm Beach, FL 33480. We lease such space on a yearly basis. We have been operating under the following terms: The term of the lease agreement is from July 2002 through July 2009. Currently, our monthly rent payments for base rent were approximately $927.51 per month. There no are additional rent payments for common area maintenance.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their respective ages as of March 15, 2006 are as follows:

Name	Age	Position
Ernesto W. Letiziano	60	President, Chief Executive Officer, Chief Financial Officer and Director

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years. Below is a brief biography of Mr. Letiziano:

Ernesto W. Letiziano

Ernest W. Letiziano was appointed as the Company’s President, Chief Executive Officer, Chief Financial officer and sole director as of July 8, 2005. Mr. Letiziano, age 60, has 40 years of experience in finance, business and sports and entertainment. After serving his internship with Haskins & Sells, CPA’s, Mr. Letiziano sat for his CPA Certificate in Pennsylvania. In 1964 he also received his Registered Municipal Accountant’s Certificate to practice in New York, New Jersey and Pennsylvania. He was employed with Haskins and Sells from 1962-1969. Letiziano attended Pennsylvania State University, where he majored in accounting and economics. From 1970-1972, he co-owned an accounting practice in Reading, PA. From 1992 to the Present, Mr. Letiziano has been self-employed as an international monetarist facilitating financial transactions for his clients. From 1988 to 1993, Mr. Letiziano was CEO of Ringside International Broadcasting Corporation, (NASDAQ symbol: RIBC). The company enjoyed over 4 years of success in sports and entertainment TV programming. RIBC captured 98% of the TV markets; in excess of 66 million TV households in the United States. RIBC boxing shows also aired in eight foreign countries. The company was sold in 1993 to a Houston based company. Mr. Letiziano co-owned Classic Motor Car Company, an automobile-manufacturer 1973-1976. From 1977 to 1982 he was Vice President of First Florida Utilities, Inc., a five-state utility public company (NASDAQ symbol SFFL). In 1982, Mr. Letiziano founded, Ringside Events, Inc., a promotional boxing enterprise. He has held commission licenses in 13 states and Great Britain and has promoted and produced over 150 major events worldwide.

SECURITY OWNERSHIP OR CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning stock ownership of all persons known by us to own beneficially five percent or more of the outstanding Common Stock, each director and certain executive officers and directors as a group, and as adjusted to reflect the sale of the total amount of Shares offered hereby.

Name of Beneficial Owner	Number of Common Shares Owned	Percentage of Class *

Letiziano, Ernesto W.	900,000	26.31%
Donaldson, Thomas	600,000	17.54%
Hillabrand, Hope E.	500,000	14.62%
Grad, Richard	400,000	11.69%

Officers and Directors As a Group	900,000	26.31%

* Based on 3,421,000 shares of our common stock outstanding.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us from the date of our inception until June 30, 2005.

ANNUAL COMPENSATION
Name	Title	Year	Salary	Bonus	Other Annual Compensation
Ernie Letiziano	President, Chief Executive Officer, Chief Financial Officer, Chairman	2005	0	0	0

LONG TERM COMPENSATION
Name	Title	Year	Restricted Option stocks/ Payouts awarded	Sars ($)	LTIP Compensation	All Other Compensation
Ernie Letiziano	President, Chief Executive Officer, Chief Financial Officer, Chairman	2005	0	0	0	0

None of our directors have received monetary compensation since our incorporation to the date of this registration statement. We currently do not pay any compensation to our sole director serving on our Board of Directors.

Stock Option Grants

We have not granted any stock options to our executive officers since our incorporation.

Employment Agreements

We do not have any employment agreements in place with our sole officer and director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)

Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.001 per share, and 10,000,000 shares of preferred stock at a par value of $0.001 per share. There are no provisions in our charter or by-laws that would delay, defer or prevent a change in our control.

Common Stock

As of September 9, 2006, 3,421,000 shares of common stock were issued and outstanding. Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.

Holders of common stock do not have cumulative voting rights.

Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Although there are no provisions in our charter or by-laws that may delay, defer or prevent a change in control, we are authorized, without shareholder approval, to issue shares of preferred stock that may contain rights or restrictions that could have this effect. Certain provisions of the Florida General Corporate Law may serve to delay, defer or prevent a change in control of the company.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

As of September 9, 2006, 5,000,000 shares of preferred stock were issued and outstanding.

Dividends

Since inception we have not paid any dividends on our common stock. We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock,. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future. Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Warrants

There are no outstanding warrants to purchase our securities.

Stock Option Grants

No stock options have been granted.

LEGAL PROCEEDINGS

In the normal course of our business, we may periodically become subject to various lawsuits. However, there are currently no legal actions pending against us nor, to our knowledge, are any such proceedings contemplated.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

(1) Previous Independent Auditors:

(i) On November 14, the board of directors of ASAH Corp. approved the dismissal of Gately & Associates, LLC (“Gately & Associates”) as independent auditor for the Company.

(ii) Management of ASAH Corp. has not had any disagreements with Gately & Associates related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the audited period ended February 10, 2005 and through Gately & Associates’ termination on November 14, 2005, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants. Gately & Associates’ audits of the Company’s financial statements on Form 10SB for the period ended February 10, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iv) In connection with its review of financial statements through July 31, 2005, there have been no disagreements with Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately & Associates would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent review period and the interim period subsequent to November 14, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

(i) The Company engaged, SW Hatfield, CPA of Dallas, Texas, as its new independent auditors as of November 14, 2005. Prior to such date, the Company, did not consult with S.W. Hatfield, CPA regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by S.W. Hatfield, CPA or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

(3) Change in fiscal year.

On September 8, 2005, the Company elected to change its fiscal year end to December 31st.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the Business Corporation Law of the State of Delaware provides that any corporation shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been a corporate agent if such corporate agent acted in good faith and in the best interest of the corporation and with respect to any criminal proceeding, such corporate agent has no reasonable cause to believe his conduct was unlawful.

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THESECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

Our certificate of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the DGCL.

We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933.Insofar as indemnification for liabilities arising under the Securities Act of1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 8, 2005, pursuant to the Agreement, Signet agreed to issue a total of 3,421,000 shares of the Company’s common stock to the SIG shareholders in exchange for all of the outstanding shares of SIG. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the SIG shareholders had the necessary investment intent as required by Section 4(2) since the SIG shareholders agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Financial Statements of the Business Acquired have been filed with this Form 8K

(b)	Pro Forma Financial Information.

Restated Pro Forma Financial Statements of the Business Acquired have been filed with this Form 8K.

(c)	Exhibits.

Amended Stock Purchase Agreement and share Exchange dated September 8, 2005 between Signet International Holdings, Inc. and Signet Entertainment Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Ernesto W. Letiziano
Ernesto W. Letiziano
President

Dated: March 15, 2006